SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 1, 2004

Wells Real Estate Fund II-OW

(Exact Name of Registrant as Specified in Charter)

Georgia	0-17876	58-1754703
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Fund II-OW (the “Registrant”) hereby amends its Current Report on Form 8-K dated July 1, 2004 to provide the required pro forma financial statements relating to the sales of Brookwood Grill and 880 Holcomb Bridge on July 1, 2004, as described in such Current Report.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following unaudited pro forma financial statements of the Registrant are submitted at the end of this Amendment No. 1 to Current Report on Form 8-K:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of June 30, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the six months ended June 30, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND II-OW
(Registrant)

By:	WELLS CAPITAL, INC.
General Partner

	By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

By:	/s/ Leo F. Wells, III
Leo F. Wells, III
General Partner

Date: September 14, 2004

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WELLS REAL ESTATE FUND II-OW

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund II-OW (the “Registrant”) included in its annual report on Form 10-K for the year ended December 31, 2003 and its quarterly report on Form 10-Q for the six months ended June 30, 2004.

The following unaudited pro forma balance sheet as of June 30, 2004 has been prepared to give effect to the sales of Brookwood Grill and 880 Holcomb Bridge (collectively, the “Holcomb Bridge Properties”) as if the dispositions and distribution of net proceeds therefrom occurred on June 30, 2004. Brookwood Grill was 100% owned by Fund II and Fund III Associates (“Fund II-III Associates”), a joint venture between Fund II and Fund II-OW and Wells Real Estate Fund III, L.P. Fund II and Fund II-OW is a joint venture between the Registrant and Wells Real Estate Fund II. The Registrant holds an equity interest of approximately 3.3% in Fund II-III Associates. 880 Holcomb Bridge was 100% owned by Fund II, III, VI and VII Associates (“Fund II-III-VI-VII Associates”). The Registrant holds an equity interest of approximately 0.8% in Fund II-III-VI-VII Associates.

The following unaudited pro forma statements of operations for the year ended December 31, 2003 and six months ended June 30, 2004 have been prepared to give effect to the sales of the retail portion of Heritage Place (“Prior Disposition”), and the Holcomb Bridge Properties as if the dispositions occurred on January 1, 2003. Fund I and Fund II Tucker, a joint venture between Wells Real Estate Fund I and Fund II and Fund II-OW, sold the retail portion of Heritage Place on April 7, 2003. The Registrant holds an equity interest of approximately 2.6% in Fund I and Fund II Tucker, which owned 100% of Heritage Place. These pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Holcomb Bridge Properties if the transaction had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or actual results that would have been achieved had the dispositions of the Holcomb Bridge Properties and the retail portion of Heritage Place been consummated on January 1, 2003.

WELLS REAL ESTATE FUND II-OW

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

JUNE 30, 2004

(Unaudited)

	Historical (a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in Fund II and Fund II-OW	$699,818	$(90,425	)(b)	$609,393
Cash and cash equivalents	6,411	131,485	(c)	137,896
Due from Fund II and Fund II-OW	267,440	0		267,440

Total assets	$973,669	$41,060		$1,014,729

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable	$871	$0		$871

Partners’ capital:
Limited partners:
Class A – 6,062 units outstanding	972,798	0		972,798
Class B – 1,626 units outstanding	0	41,060	(d)	41,060
General partners	0	0		0

Total partners’ capital	972,798	41,060		1,013,858

Total liabilities and partners’ capital	$973,669	$41,060		$1,014,729

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the period ended June 30, 2004.
(b)	Reflects the Registrant’s pro rata share of the gain on the Holcomb Bridge Properties ($41,060) less the Registrant’s pro rata share of assumed distribution of proceeds from the sale of the Holcomb Bridge Properties ($131,485). The Registrant’s gain was reduced by approximately $1,248 related to a rental guarantee for certain space at 880 Holcomb Bridge. Additional gain will be recognized monthly to the extent that the space subject to the guarantee leases or remains leased up to $8,888 per month for a period of 18 months.
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund II-III Associates and Fund II-III-VI-VII Associates as a result of the sale of the Holcomb Bridge Properties.
(d)	Reflects the Registrant’s proportionate share of the immediate pro forma gain recognized on the sale of the Holcomb Bridge Properties. The allocation of gain between limited partners is made in accordance with the terms of the partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND II-OW

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

		Pro Forma adjustments
	Historical(a)	Prior Disposition		Holcomb Bridge Properties		Pro Forma Total
EQUITY IN LOSS OF FUND II AND FUND II-OW	$(27,781)	$(9,585	)(b)	$(7,056	)(c)	$(44,422)

EXPENSES:
Other general and administrative	(803)					(803)

OTHER INCOME	43	0		0		43

NET LOSS	$(28,541)	$(9,585)		$(7,056)		$(45,182)

NET LOSS ALLOCATED TO:
CLASS A LIMITED PARTNERS	$(28,541)	$(9,585)		$(7,056)		$(45,182)

CLASS B LIMITED PARTNERS	$0	$0		$0		$0

NET LOSS PER LIMITED PARTNER UNIT:
CLASS A	$(4.71)					$(7.45)

CLASS B	$0.00					$0.00

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	6,062					6,062

CLASS B	1,626					1,626

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2003.
(b)	Reflects equity income of Fund II and Fund II-OW earned by the Registrant related to the retail portion of Heritage Place for the period from January 1, 2003 to April 7, 2003 (date of sale). The pro forma adjustment results from gain on sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity income of Fund II and Fund II-OW earned by the Registrant related to the Holcomb Bridge Properties for the year ended December 31, 2003. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Holcomb Bridge Properties if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND II-OW

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
EQUITY IN INCOME OF FUND II AND FUND II-OW	$(20,123)	$(4,504	)(b)	$(24,627)

OTHER INCOME	250	0		250

NET LOSS	$(19,873)	$(4,504)		$(24,377)

NET LOSS ALLOCATED TO:
CLASS A LIMITED PARTNERS	$(19,873)	$(4,504)		$(24,377)

CLASS B LIMITED PARTNERS	$0	$0		$0

NET LOSS PER LIMITED PARTNER UNIT:
CLASS A	$(3.28)			$(4.02)

CLASS B	$0.00			$0.00

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	6,062			6,062

CLASS B	1,626			1,626

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the six months ended June 30, 2004.
(b)	Reflects equity income of Fund II and Fund II-OW earned by the Registrant related to the Holcomb Bridge Properties for the six months ended June 30, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Holcomb Bridge Properties if the transaction had occurred on January 1, 2003.

See accompanying notes.

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